CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, each dated April 30, 2026, and each included in this Post-Effective Amendment No. 277 to the Registration Statement (Form N-1A, File No. 033-70742) of Lincoln Variable Insurance Products Trust (the “Trust”) (the “Registration Statement”).

We also consent to the incorporation by reference of our reports dated February 26, 2026, with respect to the financial statements and financial highlights of LVIP American Global Growth Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, LVIP American International Fund, LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, LVIP American Income Allocation Fund, LVIP SSGA Conservative Index Allocation Fund, LVIP Structured Conservative Allocation Fund, LVIP Structured Moderately Aggressive Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP Structured Moderate Allocation Fund, LVIP Vanguard Domestic Equity ETF Fund, LVIP Vanguard International Equity ETF Fund, LVIP Vanguard Bond Allocation Fund, LVIP American Preservation Fund, LVIP Multi-Manager Global Equity Managed Volatility Fund, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, Lincoln Hedged S&P 500 Fund, Lincoln Hedged S&P 500 Conservative Fund, Lincoln Opportunistic Hedged Equity Fund, LVIP Global Moderate Allocation Managed Risk Fund, LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Growth Allocation Managed Risk Fund, LVIP SSGA Global Tactical Allocation Managed Volatility Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund, LVIP T. Rowe Price 2060 Fund, LVIP Dimensional U.S. Equity Managed Volatility Fund, LVIP Dimensional International Equity Managed Volatility Fund, LVIP American Global Balanced Allocation Managed Risk Fund, LVIP American Global Growth Allocation Managed Risk Fund, LVIP SSGA Large Cap Managed Volatility Fund, LVIP SSGA SMID Cap Managed Volatility Fund, LVIP Multi-Manager International Equity Managed Volatility Fund, LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund, LVIP BlackRock Global Allocation Managed Risk Fund, LVIP SSGA International Managed Volatility Fund, LVIP U.S. Growth Allocation Managed Risk Fund, LVIP Global Aggressive Growth Allocation Managed Risk Fund, LVIP U.S. Aggressive Growth Allocation Managed Risk Fund, Lincoln Hedged Nasdaq-100 Fund, LVIP Nomura Social Awareness Fund (formerly, LVIP Macquarie Social Awareness Fund), LVIP Nomura Mid Cap Value Fund (formerly, LVIP Macquarie Mid Cap Value Fund), LVIP T. Rowe Price Structured Mid-Cap Growth Fund, LVIP Blended Large Cap Growth Managed Volatility Fund, LVIP Mondrian International Value Fund, LVIP Blended Mid Cap Managed Volatility Fund, LVIP Wellington SMID Cap Value Fund, LVIP SSGA S&P 500 Index Fund, LVIP SSGA Small-Cap Index Fund, LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund, LVIP AllianceBernstein Large Cap Growth Fund, LVIP MFS Value Fund, LVIP Baron Growth Opportunities Fund, LVIP SSGA International Index Fund, LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund, LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund, LVIP Franklin Templeton Multi-Factor International Equity Fund, LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund, LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund, LVIP SSGA Mid-Cap Index Fund, LVIP Dimensional International Core Equity Fund, LVIP Dimensional U.S. Core Equity 2 Fund, LVIP Loomis Sayles Global Growth Fund, LVIP SSGA Nasdaq-100 Index Fund, LVIP Nomura SMID Cap Core Fund (formerly, LVIP Macquarie SMID Cap Core Fund), LVIP Nomura U.S. Growth Fund (formerly, LVIP Macquarie U.S. Growth Fund), LVIP BlackRock Equity Dividend Fund (formerly, LVIP Macquarie Value Fund), LVIP Channing Small Cap Value Fund, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund, LVIP JPMorgan U.S. Equity Fund, LVIP American Century Disciplined Core Value Fund, LVIP American Century International Fund, LVIP American Century Large Company Value Fund, LVIP American Century Mid Cap Value Fund, LVIP American Century Ultra® Fund, LVIP American Century Value Fund, LVIP Government Money Market Fund, LVIP JPMorgan Retirement Income Fund, LVIP Dimensional U.S. Core Equity 1 Fund, LVIP BlackRock Dividend Value Managed Volatility Fund, LVIP MFS International Growth Fund, LVIP Franklin Templeton Global Equity Managed Volatility Fund, LVIP SSGA Bond Index Fund, LVIP Mondrian Global Income Fund, LVIP American Century Select Mid Cap Managed Volatility Fund, LVIP SSGA Short-Term Bond Index Fund, LVIP SSGA Emerging Markets Equity Index Fund, LVIP Nomura U.S. REIT Fund (formerly, LVIP Macquarie U.S. REIT Fund), LVIP Nomura High Yield Fund (formerly, LVIP Macquarie High Yield Fund), LVIP American Century Capital Appreciation Fund, LVIP Franklin Templeton Core Bond Fund (formerly, LVIP Macquarie Bond Fund), LVIP BlackRock Real Estate Fund, LVIP BlackRock Inflation Protected Bond Fund, LVIP

Nomura Diversified Floating Rate Fund (formerly, LVIP Macquarie Diversified Floating Rate Fund), LVIP JPMorgan High Yield Fund, LVIP PIMCO Low Duration Bond Fund, LVIP JPMorgan Short Duration Bond Fund (formerly, LVIP Macquarie Limited-Term Diversified Income Fund), LVIP JPMorgan Core Bond Fund, LVIP American Century Balanced Fund, LVIP American Century Inflation Protection Fund, LVIP BlackRock Global Allocation Fund, LVIP Fidelity Institutional AM® Total Bond Fund (formerly, LVIP Macquarie Diversified Income Fund), and LVIP American Funds Vanguard Active Passive Growth Fund (one-hundred and ten of the series constituting the Lincoln Variable Insurance Products Trust) (the “Funds”) included in the Funds’ Annual Report to Shareholders (Form N-CSR) for the year ended December 31, 2025, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 30, 2026